Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Comtech Telecommunications Corp. (the "Company") on Form 10-K for the fiscal year ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred Kornberg, Chief Executive Officer and President of the Company, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 23, 2003                   /s/Fred Kornberg
                                           -------------------------------
                                           Fred Kornberg
                                           Chief Executive Officer and President